                                                                EXHIBIT 10.30


                                   AGREEMENT


                                    between



                           NORRIS COMMUNICATIONS INC.



                                      and



                             LANIER WORLDWIDE, INC.





                                        * Portions of this Exhibit have
                                          been omitted (based upon a request
                                          for confidential treatment) and have
                                          been filed separately with the
                                          Securities and Exchange Commission
                                          pursuant to Rule 406.





                                                                  DATE:  12/2/96

                                     INDEX

   Article                                 Title
   -------                                 -----

     1.                                    Development Phase
     2.                                    Lanier's Marketing Rights
     3.                                    Purchase Price
     4.                                    Orders
     5.                                    Terms of Payment
     6.                                    Delivery
     7.                                    Inspection and Acceptance
     8.                                    Safety Standards and Regulations
     9.                                    Warranty
    10.                                    Servicing and Spare Parts
    11.                                    Trademarks
    12.                                    Patents, etc.
    13.                                    Indemnification
    14.                                    Duration of the Agreement
    15.                                    Termination of the Agreement
    16.                                    Printed Materials
    17.                                    Disclosure of Information
    18.                                    Assignment
    19.                                    Notices
    20.                                    Exceptions
    21.                                    Entire Agreement
    22.                                    Arbitration
    23                                     Governing Law and Trade Terms
    24.                                    Miscellaneous
                                           Appendix  I    -   Product Requirements
                                           Appendix  II   -   Price
                                           Appendix  III  -   Inspection Standards
                                           Appendix  IV   -   Milestone and Payment Schedule
                                           Appendix  V    -   Lanier Exclusive Features
                                           Appendix  VI   -   Escrow Agreement



                                   AGREEMENT


         THIS AGREEMENT ("the Agreement") is made and entered into this _____________ day of _________________, 19____, by and between NORRIS
COMMUNICATIONS, INC., a corporation duly organized and existing under the laws of the State of Delaware with its principal place of business at 12725 Stowe Drive, Poway, California 92064 (hereinafter referred to as "Norris") and LANIER WORLDWIDE, INC., a Delaware corporation, having its principal place of business at 2300 Parklake Drive, N.E., Atlanta, Georgia 30345 (hereinafter referred to as "Lanier",) (collectively referred to as "the Parties").

                                  WITNESSETH:

          WHEREAS, Lanier and Norris desire to work together to develop certain products; and

         WHEREAS, Norris will develop certain products in accordance with the terms and conditions set forth in this Agreement; and

         WHEREAS, Lanier desires to purchase from Norris, and Norris is willing to sell to Lanier, certain products manufactured by Norris under the Lanier brand, for resale in certain territories; and

         WHEREAS, Lanier shall at its own expense direct its activities for the sale of the products under Lanier's name and trademarks.

         NOW, THEREFORE, in consideration of the mutual promises contained herein the Parties hereto agree as follows:

Article 1.       DEVELOPMENT PHASE

         (a) The period of time between the execution of this Agreement and the completion of the milestones described in Appendix IV ("the Milestones") shall constitute the initial phase of this Agreement ("the Initial Phase"). During the Initial Phase, Norris will develop the Lanier Digital Portable Recorder without ***** the Lanier Digital Portable Recorder with ***** and the Lanier Portable Digital ***** ("the Products") in accordance with the Product Requirements as set forth in Appendix I hereto ("the Product Requirements"), and will further meet all of the Milestones on or before the completion date specified on Appendix IV for each Milestone ("the Milestone Completion Dates"). If modifications or changes to the Product Requirements affect the Purchase Price, as defined in Article 3 of this Agreement, the parties shall negotiate the price change in good faith.

         (b) If Norris fails to either (i) develop the Product in accordance with the Product Requirements or (ii) meet all of the Milestones on the Milestone Completion Dates, and fails to cure such failure within ten (10) days after written notice of such failure, Norris will be in breach of this Agreement, and Lanier will be entitled to all of its rights and remedies set forth in this Agreement.

         (c) Norris hereby conveys to Lanier all rights, title and interest in any and all tooling, fixtures, and all other tools and test devices used in the manufacturing, assembly and testing of the Products ("the Product Tooling"). Norris will submit to Lanier contemporaneously with the execution of this Agreement a list of all Product Tooling

                                         *This portion of the Exhibit has been
                                          omitted (based upon a request
                                          for confidential treatment) and have
                                          been filed separately with the
                                          Securities and Exchange Commission
                                          pursuant to Rule 406.

 ("the Product Tooling List"). The Product Tooling List shall include the following information: (1) the vendor and the manufacturer of the Product Tooling; (2) the cost of the Product Tooling; (3) the date purchased; (4) the serial number of the Product Tooling, if applicable; and (5) the physical location of the Product Tooling. This Product Tooling List shall be regularly updated by Norris to include any changes, additions or deletions to the information contained therein, and Norris shall provide Lanier with an updated Product Tooling List within five (5) days of the date on which the Product Tooling List is amended.

Article 2.       LANIER'S MARKETING RIGHTS

         Lanier shall have the exclusive right to sell and distribute the Products throughout the entire world ("the Territory").

Article 3.       PURCHASE PRICE

         The purchase price for the Products ("Purchase Price") is set forth in Appendix II hereto. The Purchase Price may only be modified by mutual written consent of both Parties to this Agreement. The Parties agree that if market conditions change in any part of the Territory such that a reduction of the Purchase Price is necessary in order for Lanier to be competitive in a particular marketplace, the Parties agree to reduce the Purchase Price by an amount sufficient to allow Lanier to compete in that particular market. The parties further agree that to the extent that market conditions dictate an increase of the Purchase Price, the Purchase Price shall not exceed the then current Consumer Price Index, as reported by the Federal Government.

Article 4.       ORDERS

         (a) Lanier shall provide Norris with a forecast report ("Forecast Report") via Lanier's standard purchase order. The Forecast Report shall reach Norris no later than the fifteenth (15th) calendar day (3) months before the month in which the Products forecasted on the Forecast Report are to be delivered. Lanier shall state in the Forecast Report the product name, model number, description, quantity, price, payment terms, shipment month and date, and destination of the Products to be purchased by Lanier.

         (b) Lanier shall be committed to purchase the number of units of each model of the Products set forth in the Forecast Report for the first three (3) months of any period forecasted for pursuant to Article 4(a) ("the Firm Period"). Such commitment is hereinafter referred to as the "Firm Quantify." The Firm Quantity for any given month within the first three (3) months of a Firm Period may not be reduced or increased by Lanier in any subsequent purchase order without the consent of Norris. The number of units of each model of the Products forecasted for month four (4) may be adjusted by +100% as it moved to firm month three (3) and month five (5) forecast may be adjusted by +100% as it becomes month four (4) forecast.

         (c) Any terms or conditions printed on the face or the reverse side of the Lanier purchase order sheet and/or Norris's acknowledgment form shall not be part of this Agreement nor shall they constitute the terms and conditions of the Sales Contract for the Products, even in case such purchase order sheet or Norris's acknowledgment form is signed and returned by Norris to Lanier or Lanier to Norris.

         (d) Products purchased by Lanier's subsidiaries and affiliates will be deemed to be Lanier's purchases for purposes of tracking Lanier's yearly purchases.

Article 5.       TERMS OF PAYMENT

         (a) The payment schedule for the Initial Phase of this Agreement shall be in accordance with Appendix IV hereto.

         (b) With respect to payment for purchase of the Products, Norris shall render invoice upon shipment of the Products. Norris shall state in the invoice the product name, model number, description, destination, quantity, and payment term of the Products. Payment shall be due within thirty (30) days from either: (1) the date of receipt by Lanier of Norris's correct invoice, or (2) Lanier's receipt of the Products, whichever is later.

Article 6.       DELIVERY

         Norris will deliver the Products to Lanier by the date specified in the applicable purchase order. Delivery terms shall be F.O.B. Fontana, California.

Article 7.       INSPECTION AND ACCEPTANCE

         (a) Lanier shall have the right to conduct, at Lanier's expense, an inspection of the Products in Norris's factory in accordance with the inspection standards and procedures set forth in Appendix III attached hereto and made an integral part hereof. The inspection before delivery will be carried out, at Lanier's option, by Lanier during a designated inspection period not exceeding five (5) working days each time. Norris shall give Lanier a minimum of fourteen (14) days' advance notice that the Products will be ready for conducting acceptance tests.

         (b) If Lanier rejects any of the Products, Lanier may, at its sole discretion, require Norris to:

                 i)       Rework the rejected Products, or

                 ii)      Replace same with acceptable Products, or

                 iii) Rework itself the rejected Products. In this case, Norris will furnish to Lanier at no charge repair or replacement parts necessary for the rework of the rejected Products performed by Lanier. In any case, Lanier conducts a 100% inspection of the lot in which the rejected Products are included, Norris agrees to pay Lanier the labor charge at the rate separately agreed upon between the Parties hereto.

                 Lanier's remedies set forth in this Article 7 are in addition to, and not in lieu of, Lanier's rights and remedies otherwise set forth in this Agreement.

Article 8.       SAFETY STANDARDS AND REGULATIONS

         Norris shall, at its cost and responsibility, take all necessary steps so that the Products shall comply with the safety standards established by UL (the "Standards") effective as of the date of shipment of the Products. Additionally, Norris shall, at Lanier's request, take all necessary steps so that the Products comply with the safety standards established by CSA, FCC and CE (the "Additional Standards").

Article 9.       WARRANTY

         (a) Norris warrants that title to the Products, when conveyed to Lanier on an F.O.B. basis, is good, that the transfer is lawful, that the Products are delivered free from any security interest or encumbrance except as otherwise agreed upon between the Parties in writing, and that the Products meet the Product Requirements set forth in Appendix I.

         (b) Norris warrants to Lanier that the Products delivered under this Agreement are free from defects and failures in design, material and workmanship as well as in full compliance with the Product Requirements.

         (c) Norris's product warranty period is one year after Lanier's receipt of the Products or according to Norris's written product warranty, if longer. Conditions and remedies for epidemic failure of the Products under this Agreement shall be the following:

                 If any of the Products or component parts thereof exhibit defects of the same kind and nature at the same place in the Products and at an unusual frequency of not less than four percent (4%) or different defects of not less than six percent (6%) of the total quantity of the Products sold by Lanier in the Territory and such defects are the result of faulty workmanship or design defects on the part of Norris or defects in materials arising from any cause for which Norris is responsible, then Norris agrees to give compensation, or render assistance, to Lanier to such extent as is specified below.

                 i) Free supply (freight prepaid) by Norris of replacement components parts for the component parts found to be defective, and

                 ii) Rendition of technical assistance or advice to Lanier in repairing such defective Products or component parts thereof as may be decided by Norris from time to time, and

                 iii) Payment of reasonable charges for labor as agreed between Norris and Lanier.

                 Provided, however, that the foregoing Lanier's remedy shall only be available subject always to the following conditions being met, and in the event of failure of Lanier to so meet, Lanier's right to claim remedy as provided in subparagraphs i), ii), and iii) above shall lapse:

                 i) Any particulars as to the Products or the component parts thereof alleged or found to be defective shall be furnished to Norris in writing within 30 days of discovery by Lanier of such defect,

                 ii) The contents of defects stated in i) immediately above shall be subject to Norris's verification, and

                 iii) Defective Products or component parts shall forthwith be returned to Norris by Lanier, freight payable at destination, if Norris so requests.

         (c) Except as provided in this Article 9, THERE IS NO WARRANTY THAT THE PRODUCTS SOLD HEREUNDER SHALL BE MERCHANTABLE OR FIT FOR ANY PARTICULAR PURPOSE, NOR IS THERE ANY OTHER WARRANTY, EXPRESS OR IMPLIED, CONCERNING THE PRODUCTS.

                 IN NO EVENT SHALL NORRIS OR LANIER BE LIABLE FOR ANY INDIRECT, INCIDENTAL, SPECIAL, CONSEQUENTIAL OR PUNITIVE DAMAGES OR LOSS, INCLUDING LOSS OF PROFIT.

Article 10.      SERVICING AND SPARE PARTS

         (a) Norris shall provide spare parts for the Products ("the Spare Parts") in accordance with the terms and conditions of this
                 Article 10. Norris shall provide Lanier with a list of the Spare Parts necessary to maintain the Products, together with the prices (F.O.B. Fontana, California) in adequate lead time to ensure initial Spare Parts shipment to coincide with the delivery of the first volume production of Products.

                 Norris shall consecutively provide to Lanier with a list of all other Spare Parts necessary to maintain Products two (2) calendar months prior to the first volume production of Products.

                 Norris agrees to stock a reasonable quantity of Spare Parts required to provide service and maintenance for the Products in the Territory (in the reasonable judgment of Lanier). The Parties hereto agree that the prices of the Spare Parts referred to in the Spare Parts List provided by Norris to Lanier separately shall not be changed during the term of the production of Products to which such Spare Parts relate, but, after the last production of each Product shall be reviewed annually and adjusted, if necessary, based upon information in writing from time to time which is provided to Lanier by Norris; provided, however, that such prices shall not increase at a rate of exceeding seven percent (7%) per annum. Lanier must be given a 90- day notice prior to any price change.

         (b) The initial price of all Spare Parts including packaging shall be quoted in the Spare Parts List provided by Norris to Lanier separately so that total of all the unit prices of components which compose the complete unit of the Products, shall not exceed one hundred and twenty-five percent (125%) of the initial price of the Products shown in Appendix II hereof.

         (c) Lanier shall have the right to purchase from Norris Spare Parts for units of the Products delivered hereunder during the term of this Agreement and for a period of five (5) years following the shipment of the last unit of each Product.

         (d) The purchase order for Spare Parts shall be placed monthly during the term of production of each Product, except in the case of emergency. Such purchase order shall be placed on the 10th day of each calendar month for the shipment to be made within the lead time specified in the Spare Parts List.

         (e) After the last delivery of each Product, purchase order for Spare Parts shall be placed maximum six (6) times a year during the next five (5) years unless the Parties otherwise agree in writing.

         (f) Lanier shall place a package order at a price mutually agreed among the Parties (with package price not to exceed the sum of the prices of the Spare Parts then in effect) three (3) months prior to the expiration date of the retention period for each Product Spare Parts.

         (g) The Spare Parts shall be packed in individual industrial vinyl pack and the pack shall be labeled with appropriate Lanier part number, Norris part number, and description.

Article 11.      TRADEMARKS

         The Products shall, in accordance with instructions of Lanier, bear the trademark of Lanier. Lanier agrees that any disputes or troubles filed by any third party with respect to the said trademark or other trademarks directed by Lanier for use onto the Products shall be settled at Lanier's sole responsibility and expense, provided Norris notifies Lanier promptly of such claims and cooperates fully at Lanier's expense in Lanier's defense. Where it is required by any laws or regulations in any country of the Territory to manifest the name of the manufacturers of the Products, Norris may place the name or symbol of Norris or any contraction, abbreviation, or simulation thereof or other necessary marks onto the Products in a manner approved by Lanier. Nothing herein shall grant Norris any rights in and to the trademark "Lanier."

Article 12. PATENTS,/COPYRIGHTS, TRADE SECRETS AND OTHER INTELLECTUAL PROPERTY RIGHTS

         (a) As used in this Agreement, the following terms shall have the following meanings:

                 1. "Norris Base Technology" means all patents, design rights, trade secrets, copyrights and other intellectual property and industrial property rights of Norris existing as of the Effective Date which is embodied within or used in the manufacture and production of the Products, including without limitation hardware design, know-how, ideas, techniques, concepts, processes, apparatus, algorithms, software programs, software source documents, formulae and other proprietary technology, but expressly excluding therefrom Developed Technology.

                 2. "Lanier Base Technology" means all patents, design rights, trade secrets, copyrights and other intellectual property and industrial property rights of Lanier existing as of the Effective Date which is embodied within or used in the manufacture and production of the Products, including without limitation hardware design, know-how, ideas, techniques, concepts, processes, apparatus, algorithms, software programs, software source documents, formulae and other proprietary technology, but expressly excluding therefrom

                          Developed Technology.

                 3. "Developed Technology" means all patents, design rights, trade secrets, copyrights and other intellectual property and industrial property rights developed pursuant to and during the term of this Agreement by either party and capable of being embodied within or used in the manufacture and production of the Products, including without limitation hardware design, know-how, ideas, techniques, concepts, processes, apparatus, algorithms, software programs, software source documents, formulae and other proprietary technology.

                 4. "Triggering Event" means any event of default by Norris and expiration of period of cure, as is more particularly described in subparagraph (e) below.

         (b)     1.       Lanier acknowledges that all right, title, and
                          interest in and to any and all Norris Base
                          Technology, or any portion thereof including material or things furnished, supplied or delivered by Norris to Lanier are and shall remain the sole property of Norris and that Lanier shall not at any time during or after the term of this Agreement do or cause to be done, directly or indirectly, any act or thing which impairs or tends to impair such rights, title or interest of Norris to or in each Norris Base
                          Technology.

                 2. Norris acknowledges that all right, title and interest in and to any and all Lanier Base Technology, or any portion thereof including material or things furnished, supplied or delivered by Lanier to Norris are and shall remain the sole property of Lanier and that Norris shall not at any time during or after the term of this Agreement do or cause to be done, directly or indirectly, any act or thing which impairs or tends to impair such rights, title or interest of Lanier to or in each Lanier Base Technology.

                 3. Norris acknowledges that all right, title and interest in and to any and all Developed Technology is the sole property of Lanier, and that Norris shall not at any time during or after the term of this Agreement to or cause to be done, directly or indirectly, any act or thing which impairs or tends to impair such rights, title or interest of Lanier to or in such Developed Technology. Norris agrees to assign and hereby assigns and transfers over to Lanier the Developed Technology. Norris will provide Lanier with all current versions of the source code for all Developed Technology. Norris will also provide Lanier with copies of all documentation relating to the Developed Technology. Norris and its employees and agents shall execute any and all applications, assignments or other instruments which Lanier shall deem necessary to apply for and obtain patents or other protection in United States or any foreign country and/or to protect otherwise Lanier's interests in the Developed Technology. Norris will do all things necessary or proper to assist Lanier in obtaining patent or other protection, and in vesting title to Developed Technology in Lanier.

         (c) During the term of this Agreement, Lanier agrees to and hereby grants to Norris a fully paid-up, royalty-free, worldwide, non- exclusive license to the Developed Technology (1) to use the Developed Technology to design, make, produce, repair (including making Spare Parts), and distribute the Products as more particularly described herein, and (2) to make, use, copy, modify, enhance and otherwise use for such purposes as Norris shall deem necessary or appropriate, and to sublicense such rights, so long as Norris does not in so doing breach other provisions of this Agreement (including without limitation the exclusivity provisions of Article 3).

                 Nothwithstanding the license granted herein, Norris shall not, without the express written consent of Lanier, use the Lanier Base Technology, nor the Developed Technology, including, but not limited to, the Lanier Exclusive Features listed in Appendix V hereto, in any product which Norris develops for or sells to any party other Lanier, or in any product, or the development of any product other than the Products.


         (d) Norris grants to Lanier, its subsidiaries, and its and their respective customers, during and following the term hereof a nontransferable and royalty-free immunity from suit under any patent or patent application owned by Norris, to the extent that such patent or patent application is part of the Base Technology to the extent that any claim of such patent or patent application reads on Products supplied by Norris to Lanier or made by or on behalf of Lanier in accordance with the terms of this Agreement. Norris further grants Lanier a fully paid-up, royalty free, non-exclusive license in perpetuity to use the Vendor Base Technology.

         (e) If, at any time during the term of this Agreement, any of the following events shall occur, such event, upon the expiration of the applicable period of time for cure, shall constitute a "Triggering Event" hereunder:

                 1. Any bankruptcy, reorganization, debt arrangement, or other case or proceeding under any bankruptcy or insolvency law, or any dissolution or liquidation proceedings commenced by or against Norris, and if such case or proceeding is not commenced by Norris, it is acquiesced in or remains undismissed for sixty
                          (60) days; or
                 2. Norris fails or is unable to meet each one of the milestones set forth in Appendix IV as they become due, upon the expiration of sixty (60) days written notice from Lanier specifying in reasonable detail the nature of such failure without such failure having been cured by

                          Norris.

                 3. Norris is unable to meet Lanier's order requirements as set forth in paragraph 5(b) of the Agreement, where Lanier accurately forecast such order requirements under Article 5(a) and where Norris's failure to meet such order requirements is material and chronic; or

                 4. Norris breaches this Agreement in material respects, upon the expiration of sixty (60) days written notice from Lanier specifying in reasonable detail the nature of such material breach without such material breach having been cured by Norris or without Norris having commenced cure and is diligently proceeding to completion.

                          Norris agrees to place the source code for Norris Base Technology and Developed Technology into an escrow account with an escrow agent and under the Escrow Agreement which is attached hereto as Appendix VI, and Lanier shall have access to all source codes from and after the occurrence of a Triggering Event. Upon the occurrence of a Triggering Event, and upon the release of the source code to the Norris Base Technology from the escrow, Norris hereby grants to Lanier the license to Norris Base Technology described in paragraph (f) below.

         (f) Upon the occurrence of a Triggering Event, and upon the release of the source code to the Norris Base Technology from the escrow, Norris agrees to and hereby grants to Lanier, in perpetuity, a royalty-bearing, worldwide exclusive license to the Norris Base Technology to use the Norris Base Technology to design, make, have made, produce, repair (including making Spare Parts) and distribute the Products, and Norris and Lanier will negotiate in good faith to determine appropriate royalty payments Lanier shall make to Norris in exchange for such right; provided, however, that the license granted to Lanier in this paragraph shall be royalty-free if the Triggering Event is one set forth in
                 Article 12(e)(1), or is the result of bad faith or willful misconduct on the part of Norris. If the Parties are unable to reach an agreement regarding royalty payments under this
                 Article 12(f) within ninety (90) days after the Triggering Event, they agree to submit the dispute to arbitration pursuant to Article 22 of this Agreement.

         (g) Upon the occurrence of a Triggering Event, and upon the release of the source code to the Norris Base Technology from the escrow, Norris shall relinquish all Product Tooling to Lanier, and Lanier shall have the right to continue and proceed to design, make, have made, produce, repair (including making Spare Parts) and distribute the Products during royalty negotiations.

         (h) Lanier acknowledges and agrees that use of the Norris Base Technology is furnished to Lanier on a confidential basis for the purposes described in paragraphs (f) and (g) above. Lanier may disclose portions of the Norris Base Technology to third Parties as may be required in carrying out the purposes described in paragraph (f) and (g) above.

Article 13.      INDEMNIFICATION

         (a) Infringement - Norris shall defend, indemnify and hold Lanier harmless from and against all damages, liability, losses and expenses, including reasonable attorney's fees and court costs incurred by Lanier as a result of any claim, lawsuit, action or proceeding against Lanier in which it is determined by judgment or settlement that Products infringe any United States patent, copyright, trademark, trade name, trade secret, or other proprietary right of any third party. Norris's obligation to indemnify Lanier pursuant to Article 13 (a) is subject to the exceptions set forth in Article 13 (c) of this Agreement.

         (b) Product Liability - Norris shall defend, indemnify and hold Lanier harmless from and against all damages, liabilities, losses and expenses, including reasonable attorney's fees and court costs incurred by Lanier as a result of any claim, lawsuit, action or proceeding against Lanier arising from any defect in the Products attributable to Norris, as determined by judgment or settlement.

         (c) In the event of any such judgment under Sections 13(a) or 13(b), Norris shall have the right to appeal such judgment to and through such appellate levels as Norris shall determine -- provided Norris shall bear the cost of such appeal and posts such appropriate bond or bonds as necessary to stay the execution of any such judgment pending such appeal. Lanier shall notify Norris in writing within five (5) business days of first learning of any such claim, lawsuit, action or proceeding. Each party shall provide the other with reasonable assistance in defending such matters. Norris shall have the exclusive right to contest, defend, or litigate any matter in respect of which indemnification is claimed. Norris shall have the exclusive right to settle -- either before or after the initiation of litigation -- any matter in respect of which indemnification is claimed.

                 VENDOR will maintain general liability and errors and omissions insurance coverage for the term of this Agreement, and will submit certificates of insurance evidencing said coverage if so requested by Lanier.

Article 14.      DURATION OF THE AGREEMENT

         This Agreement shall be deemed to come into force on the __________ day of _____________, 1996 and unless earlier terminated in accordance with the provision of this Agreement shall continue in force and effect until and including the __________ day of _______________, 2000. This Agreement shall be automatically renewed for one (1) year and thereafter from year to year, unless either of the Parties hereto gives the other party at least six (6) months prior written notice to terminate this Agreement before the expiration of the initial or any renewed term of this Agreement. If such prior written notice is sent by either party, then this Agreement shall terminate on the initial or, as the case may be, duly renewed expire date hereof.

Article 15.      TERMINATION OF THE AGREEMENT

         (a) In the event of happening of any of the following events to either party, the other party may forthwith terminate, wholly or partly, this Agreement and/or Sales Contract and/or any other contract concluded under or in connection with this Agreement by sending a written notice to the first party.

                 i) If either party hereto continues in default of any obligation imposed on it herein and/or therein for more than two (2) months or for more than any other applicable cure period set forth in this Agreement, after written notice has been dispatched by registered airmail by the other party requesting the party in default to remedy such default;

                 ii) If either party hereto is subjected to compulsory execution, public auction, coercive collection for its arrearage of taxes or public imposts, or suspension of business by public authorities, or appointment of any receiver or trustee of itself or any substantial portion of its property, or if an application or petition is submitted for bankruptcy, corporate arrangement or commencement of corporate reorganization under statutes for the relief of debtors, or if either party hereto files voluntarily against it an application or petition for bankruptcy, corporate arrangement or commencement of corporate reorganization or composition under statutes for the relief of debtors, or if either party hereto adopts a resolution for discontinuance of this business or transfers to another company all or an important part of its assets or business or for a substantial decrease of its capital or for dissolution, or makes a general assignment for the benefit of creditors, or if either party hereto admits in writing its inability to pay debts as they become due, or if either party is declared in default of any material contract between it and the other hereto.

         (b) In the event of termination or cancellation of this Agreement for any reason whatsoever:

                 i) Either party may cancel any Sales Contract of the Products which have been unshipped at the date of such termination or cancellation. If any Sales Contract is canceled for any reason whatsoever, Norris may sell or otherwise dispose of the Products covered under the Sales Contract so canceled elsewhere in any manner by removing, at Lanier's cost and expense, any Lanier signs, marks, and/or labels from the Products, and

                 ii) Each party hereto shall promptly return to the other any materials or property in its possession or custody, supplied by and belonging to the other party in connection with this Agreement. Lanier shall have all ownership of and rights to all Product Tooling, as set forth in Section 1(c) of this Agreement.

                 iii) All rights, title and interest in and to any and all patents, design rights, copyrights, and other industrial property rights relating to the Products shall be handled in accordance with Article 12 of this Agreement.

         (c) Except as otherwise clearly provided herein, any termination of this Agreement shall be without prejudice to any right which shall have accrued to either party hereunder prior to such termination.

Article 16.      PRINTED MATERIALS

         (a) Norris will supply units operating instructions (the "Operating Instructions") or at Lanier's option, Lanier may prepare, at Lanier's expense, operating instructions for the Products. Norris will supply Operating Instructions in both electronic and hard copy formats. Lanier may supply, at Lanier's option, either camera-ready "stats" or operating instructions ("Printed Materials") to Norris who shall, at its sole cost, reproduce and package these Printed Materials with each unit of the Products delivered to Lanier. Lanier may elect to package these Operating Instructions at Lanier's delivery site, based upon their requirements.

         (b) At Lanier's option, Lanier may prepare (but not print), at Lanier's expense, Installation and Setup Instructions for the Products. Lanier may supply a camera-ready "stat" of these materials to Norris. Otherwise, Norris shall develop and, in all instances, reproduce and pack these Installation and Setup Instructions with each unit of the Products sold to Lanier.

         (c) Lanier shall prepare and print, at Lanier's expense, Field Service Documentation for use by Lanier Service Technicians, and other persons specifically authorized by Lanier.

         (d) Norris shall supply to Lanier true and correct technical information required by Lanier for Lanier to create the Printed Materials referenced in subsections (a), (b), and (c) above. Norris will supply all information in both electronic and hard copy formats. In the case of Products of which Norris has identical or similar models, the technical information provided by Norris to Lanier can be, in part, Norris's existing documentation, provided such documentation is amended or otherwise modified to reflect the specifications of the Products sold to Lanier. In the case of Products being exclusive to Lanier, Norris will create the necessary technical information.

         (e) Lanier shall have a copyright on the Printed Materials prepared by Lanier in subsections (a), (b), and (c) above.

         (f) Norris grants Lanier the right to reproduce any copyright materials, provided they are used only for and within Lanier Printed Materials.

         (g) Lanier grants Norris the right to reproduce any copyright materials, provided they are used only for and within Lanier Printed Materials.

         (h) Subject to the provisions of this paragraph, Norris may review and approve all user documentation, technical documentation, and product brochures which Lanier will provide to its customers along with the Products ("the Product Documentation"). Norris' approval of the Product Documentation shall not be unreasonably withheld. Norris shall have seven (7) days from the date Lanier provides Norris with the Product Documentation to review the Product Documentation and submit comments to Lanier. If Lanier is not notified by Norris within seven (7) days after providing the Product Documentation to Norris for its approval, the Product Documentation shall be deemed approved by Norris.

Article 17.      DISCLOSURE OF INFORMATION

         (a) All information, suggestions, or ideas transmitted by either party to the other party in connection with this Agreement or the performance hereunder and designated by the transmitting party as secret or confidential shall be treated as secret or confidential by the receiving party and shall not be divulged or disclosed to any third party, provided that Lanier may disclose portions of the information designated confidential to third Parties as may be required in selling and distributing the Products in the manner contemplated by the Agreement. It is specifically agreed that any technical know-how and marketing information (such as specifications, design, manufacturing know how, price and other sales conditions) shall be hereby regarded as secret and confidential per se without making such designation.

         (b) Prior written approval of press release and any other publicity in reference to this Agreement shall be obtained by the releasing party from the other party.

         (c) Unless otherwise agreed in writing by the Parties, neither party hereto shall advertise, publicize, or otherwise disclose the commercial terms of this Agreement, except for disclosure to the United States and the Territory's governmental authorities as may be required by applicable laws or regulations to the minimum extent required and to the related Parties as required for the performance of this Agreement or for the mutual benefit of the Parties.

         (d) The provisions of this Article 17 will survive for a period of two (2) years from the date of expiration or termination of this Agreement.

Article 18.      ASSIGNMENT

         Neither party shall assign, transfer, or otherwise dispose of this Agreement in whole or in part or of any right or obligation hereunder to any third party without the prior written consent of the other party, which shall not be reasonably withheld. If there is a change in control or ownership of either party, the party must obtain written consent from the other party prior to assigning or transferring this Agreement to the party under new control or ownership.

Article 19.      NOTICES

         (a) Except as otherwise provided herein, all notices to be given or made under this Agreement shall be in writing and be deemed duly given when personally delivered or sent by registered or certified air mail, postage prepaid, with information copy by facsimile transmission or by facsimile, and addressed to the principal office of the Parties as indicated hereinabove or to such other address as either party may hereafter furnish to the other party in writing.

         (b) All notices shall be deemed to have been given or made on the day of dispatch.

Article 20.      EXCEPTIONS

         (a) Neither party (the "Affected Party") shall be liable to the other in any manner for failure or delay to fulfill all or part of this Agreement, directly or indirectly, owing to Act of God, governmental orders or restriction, war, threat of war, warlike conditions, hostilities, sanctions, mobilization, blockade, embargo, detention, revolution, riot, strike, lockout, accident, or any other causes for circumstances beyond its control.

         (b) In the event of any delay or failure due to the cause or causes given in the preceding paragraph (a), the affected party shall send by cable or telex or otherwise a written notice stating the reasons therefor to the other party (the "Unaffected Party") as promptly as possible. The performance of the Affected Party shall be deemed suspended as long as, and to the extent that, any such cause(s) continues, but this Agreement and/or Sales Contract and/or any other contract concluded under or in connection with this Agreement then executory shall not be regarded terminated, frustrated, or canceled simply as a result of such delay or failure and the Parties hereto shall continue once more with their performance when the cause or causes of such delay or failure have ceased or have been eliminated; provided, however, that if such delay or failure extends or is reasonably anticipated to extend for a period of more than three (3) months, the Unaffected Party may without any liability on its part terminate or cancel this Agreement and/or the said Sales Contract and/or any other contract concluded under or in connection with this Agreement by sending a written notice to the affected party.

         c) It is specifically understood and agreed that if a party cancels any Sales Contract pursuant to paragraph (b) above, Norris may sell the Products elsewhere and in any manner by removing any Lanier signs, marks, and labels on the Products destined for Lanier.

Article 21.      ENTIRE AGREEMENT

         This Agreement and the Appendices attached hereto constitutes the entire agreement between the Parties as to the subject matter hereof for all matters arising on or after the execution of this Agreement. This Agreement supersedes all previous understandings, commitments, and agreements whether oral or written relating to the subject matter hereof with respect to transactions arising hereunder. No modification, amendment, or supplement of this Agreement shall be binding upon the Parties hereto except by mutual express written consent of subsequent date by an authorized representative or officer of each of the Parties hereto.

Article 22.      ARBITRATION

         All disputes and differences between Norris and Lanier arising out of or under this Agreement shall be settled amicably through negotiations. In case such dispute or difference cannot be settled amicably, it shall be referred to arbitration consisting of three (3) arbitrators. Such arbitration shall be held in Atlanta, Georgia, in accordance with the rules of the American Arbitration Association.

Article 23.      GOVERNING LAW AND TRADE TERMS

         (a) It is mutually agreed that, except as otherwise required by mandatory provisions of applicable laws of the Territory, the terms of this Agreement and the performance hereunder shall in all respects be governed, construed, and interpreted in accordance with the internal (as opposed to the conflicts of laws provisions) laws of the State of Georgia, U.S.A.

Article 24.      MISCELLANEOUS

         (a) WAIVER: A waiver by a party hereto of any particular provision hereof shall not be deemed to constitute a waiver in the future of the same or any other provision of this Agreement.

         (b) SEPARABILITY: The Parties hereto agree that, in the event of one or more of the provisions hereof being subsequently declared invalid or unenforceable by court or administrative decision, such invalidity or unenforceability or any of the provisions shall not in any way affect the validity or enforceability of any other provisions hereof except those invalidated or unenforceable provisions which comprise an integral part of or are otherwise clearly inseparable from such other provisions.

         (c) TITLES: The Article titles in this Agreement have been inserted for convenience only and shall in no way be used in the interpretation hereof.

         (d) EXPENSES: Unless otherwise expressly agreed herein or otherwise in writing by the Parties hereto, each party shall bear all expenses and disbursements incurred or made by itself or any other investment made by itself in connection with or in pursuant of this Agreement, and neither party shall be entitled to compensation from the other party for the said expenses, disbursements, or investment, whether on termination of this Agreement for any reason whatsoever or otherwise, unless otherwise expressly agreed upon in writing by the other party.

         (e) BINDING EFFECT: This Agreement shall inure to the benefit of and be binding upon Norris and Lanier and their respective successors and assigns.

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be signed by their respective representatives or officers duly authorized thereunto as of the date first above written.

NORRIS COMMUNICATIONS, INC.                   LANIER WORLDWIDE, INC.

By:  /s/ PETER W. GORRIE                      By:  /s/ BRIAN R. BERGIN
   -------------------------                     -------------------------

     Peter W. Gorrie                                 Brian R. Bergin
----------------------------                  ----------------------------
            Name                                            Name

  Chief Operating Officer                        V.P. Product Marketing
----------------------------                  ----------------------------
           Title                                            Title


        12/ 26 /96                                      01/ 06 /97
----------------------------                  ----------------------------
          Date                                              Date

                       APPENDIX I - PRODUCT REQUIREMENTS
                                  VERSION 1.8
                               DECEMBER 13, 1996

OVERVIEW

Below are the Product Requirements for the Lanier Digital Portable Recorder without ***** and the Lanier Digital Recorder with ***** (the "Recorder Products").

PHYSICAL REQUIREMENTS:

1. The Recorder Products will be hand held portable units with dimensions not to exceed a width of ***** a height of ***** and a length of *****.

2. The Recorder Products construction will be able to withstand a drop of 3 feet on to a hard concrete surface without sustaining damage which results in their inability to operate as specified.

3. The Recorder Products will be designed and constructed of materials which allows for the ***** by qualified and trained Lanier service personnel.

4. The Recorder Products will be designed for access and serviceability to ***** and around any ***** and/or knobs. This function will be performed by a qualified and trained Lanier field service technician.

5. The Recorder Products will comply with FCC part 15 class B radiated emissions standards and be so marked by the manufacturer.

6. The Recorder Products will be compliant with the European CE standard and be so marked by the manufacturer.

7. The playback specifications using the Lanier ***** plugged into the ***** will have the following characteristics: Frequency Response ***** Signal to Noise Ratio ***** Total Harmonic Distortion *****.

8. The Recorder Products will have a ***** with the following characteristics: Frequency Response ***** Signal to Noise Ratio *****, and a Total Harmonic *****.

9. The Recorder Products will be able to withstand a ***** without damage or the loss of function or data.


                                         *This portion of the Exhibit has
                                          been omitted (based upon a request
                                          for confidential treatment) and
                                          filed separately with the Securities
                                          and Exchange Commission pursuant to
                                          Rule 406.

10. The Operating Environmental Limits will be as follows: a temperature range of ***** and a humidity range between ***** maximum. The Storage Environmental Limits will be as follows: a temperature range of ***** and a humidity range between ***** maximum.

11. The Recorder Products will be made of high grade material that will withstand a temperature range of ***** relative humidity (non-condensing) without affecting the color, labeling, and shape. When the Recorder Products' temperature returns to that which is within the Operating Environmental Limits, the Recorder Products will again be required to operate as specified.

12. The Recorder Products' weight distribution will be ***** of the Recorder Products is *****.

13. The Recorder Products will have a high degree of fit and finish providing for a high quality product. This is to be worked out and agreed upon by both parties during the design phase.

14. ***** will be located on the top of the Recorder Products to be ***** of a ***** or ***** operation in progress.

15. A ***** will be located on the ***** the Recorder Products ***** that the Recorder Products are *****.

16. A ***** will be located on the Recorder Products ***** and will be used to ***** either the ***** and/or ***** function.

17. ***** will be located on the ***** of the Recorder Products in order for it to *****. The Recorder Products should operate under ***** when no ***** are ***** in the Recorder Products. When ***** are installed in the Recorder Products, power from *****.

18. A ***** will be located on the ***** of the Recorder Products. When viewing the ***** of the Recorder Products, the current ***** corresponding to the ***** will be indicated in some way from the side of the Recorder Products. The functions associated with the ***** will be ***** and are typically labeled: *****.

19. The ***** will ***** between ***** from the ***** with the exception of the *****. To engage the *****.


                                         *This portion of the Exhibit has
                                          been omitted (based upon a request
                                          for confidential treatment) and
                                          filed separately with the Securities
                                          and Exchange Commission pursuant to
                                          Rule 406.

20. The Recorder Products will have a *****. The ***** is enabled when the *****. If there is a ***** then the ***** will be *****.

21. The ***** for setting the ***** will be located on the ***** of the Recorder Products and will be labeled ***** for the *****: ***** and
     *****.

22. ***** will be incorporated into the design to accommodate both ***** usage.

23. ***** will be located on the ***** the Recorder Products in order to accommodate the *****. The ***** will be ***** when the ***** is being used.

24. ***** will be located on the ***** the Recorder Products in order to accommodate a ***** with *****. When the ***** is inserted into the hand held Recorder Products, the *****.

25. Provisions for an ***** will be made in order to *****. The ***** for ***** will be at a ***** between ***** between the ***** is ***** in and the ***** of the Recorder Products. The operational ***** for ***** will be ***** about the ***** of the *****.

26. The Recorder Products will have a ***** with the ***** occupying the ***** located just below the *****. Additionally, ***** such as ***** and ***** will be specified in industrial design proposals to be reviewed during "Stage I: Concepts". The design proposals for the ***** and for needed ***** will be based on ***** of the user performing the specified functions and tasks. *****

27. The Recorder Products will contain a *****. The minimum or standard configuration will be one with at least *****.

28. The Recorder Products will have a ***** with an area for *****. In addition, specific areas ***** will be used for the *****.



                                         *This portion of the Exhibit has
                                          been omitted (based upon a request
                                          for confidential treatment) and
                                          filed separately with the Securities
                                          and Exchange Commission pursuant to
                                          Rule 406.

29. The Recorder Products will have one or more ***** to be used as the ***** the Recorder Products and the ***** will make use of the ***** for their required purposes.

30. The Recorder Products will ***** the ***** for ***** or ***** and *****. See *****.

31. A ***** will be located on the Recorder Products to be used for *****. The ***** will be labeled with an ***** or a recognizable symbol or graphic.

32. ***** the Recorder Products and the ***** will make use of a *****. The decision of which to use will be based on an evaluation of ***** constraints.

33.  The ***** used in the Recorder Products, *****.

34. The Recorder Products will operate on ***** will depend on the ***** selection. ***** should be utilized to ***** when the Recorder Products are
     *****.

35. The Recorder Products should be able to ***** with ***** present for a period of ***** using *****.

36.  The ***** will automatically begin ***** Products *****.

37.  The ***** will be allowed without the loss of *****.

REQUIREMENTS:

38. The selection of the ***** to be used in the Recorder Products will be contingent on the ***** which will ***** on the *****.

39.  Voice encoding and decoding will be done using *****.



                                         *This portion of the Exhibit has
                                          been omitted (based upon a request
                                          for confidential treatment) and
                                          filed separately with the Securities
                                          and Exchange Commission pursuant to
                                          Rule 406.

40.  The selection of the ***** will include a ***** conducted by *****.

REQUIREMENTS:

41.  The ***** memory space will be used for the *****.

42. ***** will be ***** via the *****. The required amount of ***** will be based on the ***** specifications pertaining to ***** the number of *****, the specified ***** the number of *****.

43. All system parameters relating to the ***** will be *****. This will allow ***** to be ***** rather than *****.

44.  An ***** will be ***** into the *****. The ***** will be made up of *****.

45. Initially, the maximum allowed length of a ***** will be *****. The maximum length should be *****.

46. Initially, the ***** will be *****. The total number should be ***** from the ***** based on *****.

47. The Recorder Products will ***** and ***** used in the ***** to be ***** based on a *****.

48. Initially, the Recorder Products will be configured to *****. However, the ***** will ultimately be the ***** on the ***** that will be *****.

49.  Initially, the ***** will be *****.


                                         *This portion of the Exhibit has
                                          been omitted (based upon a request
                                          for confidential treatment) and
                                          filed separately with the Securities
                                          and Exchange Commission pursuant to
                                          Rule 406.

50.  The ***** for the user will follow a *****.

51.  Appropriate *****. The user will *****.

END USER FUNCTIONALITY

52.  The user will be able to perform the *****.

53.  The standard controls supported are *****.

54.  While in *****.

55.  When in *****.

56. When the ***** the Recorder Products will ***** when configured to do so. This will act as *****.

57. When configured to do so, the user will ***** and will *****. When all ***** the Recorder Products *****.


                                         *This portion of the Exhibit has
                                          been omitted (based upon a request
                                          for confidential treatment) and
                                          filed separately with the Securities
                                          and Exchange Commission pursuant to
                                          Rule 406.

58.  An optional, ***** will ***** to indicate that the Recorder Products is
     *****.

59.  The ***** will be ***** only when the *****.

60. When the user places the ***** will begin and the ***** relation to the ***** and a *****.

61.  When the user places the *****.

62.  The user will be able to ***** by using *****.

63.  In order to listen to ***** the user will *****. This is noted by *****.

64. The user will be able to ***** the Recorder Products will *****. Taking the Recorder Products out of ***** the Recorder Products *****.

65.  Whenever the Recorder Products is in *****.

66. The user will be able to ***** the Recorder Products is ***** and a Recorder Products is ***** will be *****.


                                         *This portion of the Exhibit has
                                          been omitted (based upon a request
                                          for confidential treatment) and
                                          filed separately with the Securities
                                          and Exchange Commission pursuant to
                                          Rule 406.

67. When entering the ***** will ***** used on the ***** of the ***** is within the *****.

68.  The user will be able to *****.

69.  The user will be able to *****.

70. The user will be able to ***** when the Recorder Products is *****. The ***** will be updated at the time the ***** information. ***** the same ***** will ***** the ***** to ***** will be ***** information.

71. The user will be able to ***** for ***** by ***** the ***** and the ***** followed by the *****. To *****, the user must first ***** in the ***** where the *****. Secondly, the user must ***** and perform a *****. The actual ***** will be performed on the ***** by *****.

72. The user will be able to *****. The user will simply *****. The ***** information ***** will be updated to indicate *****.

73. The current ***** will be ***** whenever ***** the Recorder Products. When the *****.


                                         *This portion of the Exhibit has
                                          been omitted (based upon a request
                                          for confidential treatment) and
                                          filed separately with the Securities
                                          and Exchange Commission pursuant to
                                          Rule 406.

*****

74.  The user will be able to ***** whenever the Recorder Products are *****.

75. When ***** the Recorder Products will ***** as defined in the function matrices.

76. A ***** will be allowed to ***** and have ***** to be ***** or ***** to be *****.

77.  A ***** will determine if the user will *****.

78. A ***** will determine if the ***** and any other ***** will be ***** whenever a *****.

79.  The Recorder Products will be ***** as to what ***** is placed on the
     *****.

80. The ***** will be allowed to be ***** if and only if it has been *****. The ***** will result in the ***** being placed in a *****.

81. The next level of ***** is one in which the current ***** user will be able to *****.

82. The level ***** is one in which the user will be able to ***** the user is solely responsible for the *****.


                                         *This portion of the Exhibit has
                                          been omitted (based upon a request
                                          for confidential treatment) and
                                          filed separately with the Securities
                                          and Exchange Commission pursuant to
                                          Rule 406.

                        LANIER DIGITAL PORTABLE RECORDER
                                     *****
                              PRODUCT REQUIREMENTS
                                  VERSION 1.1
                                DECEMBER 2, 1996

OVERVIEW

The Lanier Digital Portable Recorder *****.

REQUIREMENTS

1.   A ***** will be located on *****.

2. The ***** will provide ***** the Recorder Products in order ***** the Recorder Products to ***** and ***** the Recorder Products *****.

3. The ***** construction will be able to ***** without ***** operate as specified.

4. The ***** will be ***** which allows for the ***** by qualified and trained Lanier service personnel.

5. The ***** will comply with ***** standards and be so marked by the manufacturer.

6. The ***** will be compliant with the European CE standard and be so marked by the manufacturer.

7. The ***** will be able to withstand a ***** without damage or the loss of function or data.


                                         *This portion of the Exhibit has
                                          been omitted (based upon a request
                                          for confidential treatment) and
                                          filed separately with the Securities
                                          and Exchange Commission pursuant to
                                          Rule 406.

8. The Operating Environmental Limits will be as follows: a temperature range of ***** and a humidity range between ***** maximum. The Storage Environmental Limits will be as follows: a temperature range of ***** and a humidity range between ***** maximum.

9. The ***** will be made of high grade material that will withstand a temperature range of ***** and humidity levels of ***** relative humidity (non-condensing) without affecting the color, labeling, and shape. When the ***** temperature returns to that which is within the Operating Environmental Limits, the ***** will again be required to operate as specified.

10. A ***** will accommodate the ***** from a ***** will be ***** when the ***** is being used *****.

11.  The ***** will have a ***** which will *****.

12.  The ***** will have an ***** which will *****.

13.  The ***** will have a ***** which will *****.

14.  The ***** will interpret the ***** and will *****.

15.  The ***** will have a ***** to be used for *****.

16. ***** the Recorder Products ***** will make use of a *****. The decision ***** will be based on *****.

17. The ***** will have ***** to be used as the ***** Recorder Products. ***** will make use of the ***** for their required purposes.


                                         *This portion of the Exhibit has
                                          been omitted (based upon a request
                                          for confidential treatment) and
                                          filed separately with the Securities
                                          and Exchange Commission pursuant to
                                          Rule 406.

                              APPENDIX II - PRICE


                     I. Initial Phase Pricing

                     A. NON-RECURRING ENGINEERING EXPENSES

                     1.  Industrial Design (Recorder ********************):

                          Concept/Research/Sketches/Vol models
                          o   Renderings/Mock-ups
                          o   User Interface evaluation
                          o   Detailing
                          o   Color Study
                          o   Model
                          o   Layout
                          o   Part Files
                          o   Prototype
                          o   Liaison
                          o   Misc. Liaison Activity/Meetings
                                                                NRE $*******

                     2.  Software:

                          o   *********************(customized to Lanier
                              specifications i.e., *****)
                          o   ********************** Testing
                          o Modifications to the ************** to support Lanier feature set
                          o Modification of the ***** and ***** to reflect the ***** **********
                                                                NRE $*******

                     3.  Hardware (Digital Portable Recorder *****):

                          Design
                          o   Development
                          o   **********
                                     5 Debug PCBs (fabrication and tooling)
                                  o 10 Prototype PCBs (fabrication and tooling)
                                  o 10 Production PCBs (fabrication and tooling)
                                  o SLA models
                                  o 20 Soft tooling models



                          * This portion of the Exhibit has been omitted (based
                            upon a request for confidential treatment) and filed separately with the Securities and Exchange Commission pursuant to Rule 406.

                          o************
                                  o  5 Debug PCBs (fabrication and tooling)
                                  o 10 Prototype PCBs (fabrication and tooling)
                                  o 10 Production PCBs (fabrication and tooling)
                                  o  3 SLA models
                                  o 20 Soft tooling models
                          25 LCDs (includes tooling and fabrication)
                          o FCC and CE Testing
                            Does not include development of manufacturing assembly and test fixtures which will be part of our joint identification, qualification and selection of a manufacturer.

                                                                 NRE $*******

                     4.  Other Non-Recurring Expenses
                     Project Management
                     o    Technical Writer
                     o    Quality & Manufacturing Engineer
                     o    Internal Test Engineering (hardware and software)
                     o    Alpha Test Labor (*****)

                                                                 NRE $*******

                     5.  Manufacturing:

                     Tooling for Plastics (assuming that we can use the ***** for both recorder models) Recorder: $*****
                     (assumes a ***** case configuration)

                     Final tooling prices will depend on the final industrial design selection

                                                                NRE $********


            6.  TOTAL  NON-RECURRING ENGINEERING EXPENSE               $********








                     *This portion of the Exhibit has been omitted (based upon
                      a request for confidential treatment) and filed separately with the Securities and Exchange Commission pursuant to Rule 406.

                     II.  PRODUCT PRICE

                     Lanier Digital Portable *****                       $*****
                       Includes:
                     *******************************************

                     Lanier Digital Portable *****                       $*****
                       Includes:
                     *******************************************

                     Lanier Digital Portable *****                       $*****
                       Includes:
                     *******************************************


                     *This portion of the Exhibit has been omitted (based upon
                      a request for confidential treatment) and filed separately with the Securities and Exchange Commission pursuant to Rule 406.

                      APPENDIX III - INSPECTION STANDARDS





                      1.0  Purpose
                      2.0  Reference Documentation
                      3.0  Sample Plans and AQL Levels
                      4.0  Definitions
                      5.0  Inspection
                      6.0  Rejection
                      7.0  Changes of Revisions
                      8.0  Source Inspection
                      9.0  Corrective Action
                     10.0  Charges
                     11.0  AQL by Product category

1.0  PURPOSE



               The primary purpose is to establish;

                       1.1 Receiving (Incoming) Inspection standards for all products.
                       1.2 ANSI/ASQC Z1.4-1993 as the standard for Buyer incoming Inspection unless specified otherwise in this document. The term used in this document;
                       "Authorized Representative", or in ANSI/AS QC Z1.4-1993, "Responsible Authority", shall be Buyer's Quality Assurance.
                       1.3 Classification of Major and Minor defects and the AQL for each class.
                       1.4 The acceptance of products under this document does not in way release Seller of warranty responsibility for said products.

2.0      REFERENCE DOCUMENTATION

         The list is an addition to the specifications required by the contract. Any conflict between these documents and the specific product specification, the product specification takes precedence.

                       2.1      ANSI/IPC-A-610 Acceptability of PWB Assemblies
                       2.2 ANSI/ASQC Z1.4-1993 Sampling Procedures and Tables for Inspection by Attributes
                       2.3      IPC-R-700 Modification and Repair of PWB
                       Assemblies

3.0     SAMPLE PLANS AND AQL LEVELS

                        3.1 Inspection on a lot by lot basis shall be made in compliance with ANSI/ASQC Z1.4-1993.
                        3.2 Sample size, accept/reject criteria for each received lot shall be governed by ANSI/ASQC Z1.4-1993.
                        3.3 Single sample plans for Normal, Reduced and Tightened inspection shall be at General Inspection Level II.
                        3.4      Destructive inspection shall be single
                                 sample Special Inspection Level S-3.
                        3.5 Two defect classes only shall be used for Sample Plan
                        3.5.1    Major defect class. (See 11.0)
                        3.5.2    Minor defect class. (See 11.0)
                        3.6 Defect classes and applicable AQL will be established for each product category.

4.0  DEFINITIONS

                         4.1      Safety or Hazard Defect;  All
                         shipments must be certified by Seller to be defect free of any defect that is, or may generate, a condition that is a safety or hazard defect. Any Safety or Hazard defect shall be cause for rejection of lot.
                         4.2 Major Defect; Major defect is a defect, mechanical, electrical functional or appearance that will or is likely to result in failure to operate or to perform outside of acceptable limits for the intended end use or application. Major defect is a defect, packaging or labeling that will result in inability of buyer to ship product through their distribution channels.
                         4.3 Minor Defect; Minor defect is a defect, other than Major, that is not likely to result in failure, but "down grades" the product in terms of the intended end use or application.
                         4.4 "Defect" and "Defective" - Definition and application to sampling plans shall be per ANSI/ASQC Z1.4-1993. Accept/Reject criteria shall be per "Defective" definition.

5.0      LOT INSPECTION

          Each lot shall be inspected within 14 days from the date of receipt by Buyer or Buyer's authorized agent, at Buyer's authorized agent, at Buyer's expensive. The 14 day period shall be waived if conditions beyond Buyer's control make it unreasonable or impossible to perform the lot inspection within the 14 day period.

                       5.1 Inspection reports; Buyer agrees to furnish one copy of buyer's inspection reports on a lot by lot basis to Seller Corporate Quality Assurance.
                       5.2 Rejected Lot; Buyer shall notify Seller promptly when a lot is rejected. See paragraph 6.0 herein.
                       5.3      Repairs.  See paragraph 10.0 herein.

6.0     LOT REJECTION

                     6.1 Buyer shall have the right to reject any lot that fails to meet the AQL levels specified in paragraph 3.0 herein.
                     6.2 Seller shall notify Buyer of return method within 5 days of notification of lot rejection. After 5 days, Buyer shall return lot at the method of their choosing.
                     6.3 All additional inspection, handling , etc. created by this rejection shall be charged to Seller.
                     See paragraph 10.0 herein.
                     6.4 If Seller requests space to rework/repair rejected lot and buyer agrees, see paragraph 10.2 herein.

7.0      CHANGES OR REVISIONS

         Engineering changes will be implemented in accordance with the "Class of Engineering Change" specified in Engineering Standard ES005.

8.0      SOURCE INSPECTION

                    8.1 These same AQL provisions apply if Buyer elects to perform source inspection at Seller's facility.
                    8.2 Seller agrees to hold shipments for source inspection provided Buyer performs said inspection within 10 days of shipment availability notice to Buyer.
                    8.3 Source inspection constitutes final acceptance when used and is an alternate to paragraph 5.0.
                    8.4 Source inspection does not release Seller of warranty responsibility on individual units found defective during warranty period.

9.0      CORRECTIVE ACTION

          9.1 If 3 consecutive lots of like product is rejected, Seller shall hold all shipments of the product until written approval has been given to Seller's "corrective plan" to improve the quality of submitted products, by the Buyers Authorized Representative.


10.0     CHARGES

         10.1 Seller agrees to pay an additional expenses for labor, materials, handling, etc. required for additional inspection of products, created by rejected shipments.
         10.1.1   Charge for labor shall be $50.00 per person per hour.
         10.2 If Seller requests, and Buyer agrees, space will be provided to Seller for repairs of rejected shipments at the rate of $200.00 per day.
         10.2.1   See paragraph 10.1.1 herein for additional charges.
         10.2.2   Hours available are 8 am to 4 pm Monday through Friday only.
         10.2.3 It shall be Sellers responsibility to furnish all tools and supplies.

11.0  ACCEPTABLE QUALITY LEVELS (AQL)

      Unless otherwise specified, the following AQL'S will apply to incoming material.

             CRITICAL DEFECT - NO AQL- PRODUCT MUST BE 100%
             DEFECT FREE MAJOR DEFECT will be inspected at 1% AQL. MINOR DEFECT will be inspected at 2.5% AQL.


       If there are any questions pertaining to this document, contact

                               LANIER WORLDWIDE INC.
                              Voice Products Division
                             Manager, Quality Assurance
                              4667 N. Royal Atlanta Dr.
                                Tucker,  Ga. 30084
                                  404-493-2118

                                          APPENDIX IV
                                    MILESTONE AND PAYMENT SCHEDULE



     MILESTONES                                                  Milestone
                                                                 Completion
     Milestone 1 - Lanier will pay Norris 25% of Non-recurring      Date
     Engineering Expenses ("NRE"), as set forth in Appendix II, when, in Lanier's reasonable opinion, Norris has completed all of Norris' requirements with respect to Gate 4 (as set forth in Attachment 1 hereto) for Lanier Digital Portable
     *******************************************                 Effective
     ********************************************************     Date of
     *************.                                              Agreement


     Milestone 2 - LANIER will pay Norris 15% of NRE when, in
     Lanier's reasonable opinion, Norris has completed all of
     Norris' requirements with respect to Gate 5 (as set forth     3/14/97
     in Attachment 1 hereto).

     Milestone 3 - LANIER will pay Norris 17.5% of NRE when, in
     Lanier's reasonable opinion, Norris has completed all of      4/1/97
     Norris' requirements with respect to Gate 6 (as set forth in Attachment 1 hereto).

     Milestone 4 - Lanier will pay Norris 10% of NRE when, in
     Lanier's reasonable opinion, Norris has completed all of     11/14/97
     Norris' requirements with respect to Gate 7 (as set forth in Attachment 1 hereto).





                     *THIS PORTION OF THE EXHIBIT HAS BEEN OMITTED (BASED UPON
                      A REQUEST FOR CONFIDENTIAL TREATMENT) AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406.

     Milestone 5 - LANIER will pay Norris 17.5% of NRE when, in      12/31/97
     Lanier's reasonable opinion, Norris has completed all of Norris' requirements with respect to Gate 8 (as set forth in #Attachment 1 hereto).


     Milestone 6 - LANIER will pay Norris 15% of NRE when, in         *****
     Lanier's reasonable opinion, Norris has completed all of Norris' requirements with respect to Gate 10 (as set forth in Attachment 1 hereto).






                     *This portion of the Exhibit has been omitted (based upon
                      a request for confidential treatment) and filed separately with the Securities and Exchange Commission pursuant to Rule 406.

                          ATTACHMENT 1 TO APPENDIX IV
                        LANIER PRODUCT TO MARKET PROCESS
                            DEVELOPMENT METHODOLOGY
                              DESCRIPTION OF TERMS


GATE 4 DELIVERABLES
   1.  PRODUCT REQUIREMENTS DOCUMENT
   (As defined in Lanier's Product To Market Handbook ("The PTM Handbook") incorporated herein by reference).

   2.  PRELIMINARY PROJECT PLAN
   (As defined in the PTM Handbook).

GATE 5 DELIVERABLES
   1.  PRODUCT CHARACTERISTIC DOCUMENT
   (as defined in the PTM Handbook).

   2.  FINAL PROJECT PLAN
   (As defined in the PTM Handbook).

GATE 6 DELIVERABLES
   1.  DESIGN DOCUMENT
   (As defined in the PTM Handbook).

GATE 7 DELIVERABLES
   1.  WORKING PROTOTYPE
   (As defined in the PTM Handbook).

   2.  FINAL ALPHA TEST PLAN
   (As defined in the PTM Handbook).

   3.  ALPHA TEST SCRIPTS
   (As defined in the PTM Handbook).

GATE 8 DELIVERABLES
   1.  ALPHA TESTED PRODUCT
   (As defined in the PTM Handbook).

   2.  FINAL BETA TEST PLAN
   (As defined in the PTM Handbook).

GATE 10 DELIVERABLES
   1.  BETA TESTED PRODUCT
   (As defined in the PTM Handbook).

                                   APPENDIX V
                           Lanier Exclusive Features

DIGITAL PORTABLE

o  Built-in *****

o  Built-in *****

o  Ability to ***** the Digital Portable with any/all *****

o  Each dictated job can *****, including, but not limited to:

   @  *****

   @  *****

   @  *****

   @  *****

   @  *****

   @  *****

   @  *****

   @  *****

o  *****

o  *****

o  ***** - Allows user to *****

o  ***** - The ability to use ***** features of the portable

o  *****

o  *****

o  *****




                                         *This portion of the Exhibit has
                                          been omitted (based upon a request
                                          for confidential treatment) and
                                          filed separately with the Securities
                                          and Exchange Commission pursuant to
                                          Rule 406.

*****

DIGITAL PORTABLE

o  ***** the digital portable *****

o  ***** the digital portable *****

*****

o  *****

o  ***** the digital portable *****

o  ***** the digital portable *****

   @  *****

   @  *****

   @  *****

   @  *****

   @  *****

*****

o  ***** digital portable *****

o  ***** the digital portable *****. User then has a *****

o  User can then *****

o ***** provides the capability of ***** which includes but not limited to *****



                     *This portion of the Exhibit has been omitted (based upon
                      a request for confidential treatment) and filed separately with the Securities and Exchange Commission pursuant to Rule 406.





                                       2